                                                                    EXHIBIT 99.4

CASE NAME:         KEVCO GP, INC.                                  ACCRUAL BASIS

CASE NUMBER:       401-40786-BJH-11

JUDGE:             BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: JANUARY 31, 2002
                                       ----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ Wilford W. Simpson                                      TREASURER
--------------------------------------------      ------------------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                        MARCH 7, 2002
--------------------------------------------      ------------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/S/ Dennis S. Faulkner                                 ACCOUNTANT FOR DEBTOR
--------------------------------------------      ------------------------------
Original Signature of Preparer                                Title

DENNIS S. FAULKNER                                         MARCH 7, 2002
--------------------------------------------      ------------------------------
Printed Name of Preparer                                       Date

CASE NAME:          KEVCO GP, INC.                             ACCRUAL BASIS - 1

CASE NUMBER:        401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                                 SCHEDULED         MONTH
ASSETS                                                             AMOUNT          JAN-02         MONTH       MONTH
------                                                           ---------         ------         -----       -----

1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                          0                0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                 0                0
9.  Total Current Assets                                                0                0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                     0                0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                    0                0            0           0
15. Other (Attach List)                                           360,837          360,837
16. Total Assets                                                  360,837          360,837

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                  0
23. Total Post Petition Liabilities                                                      0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                    75,885,064       13,509,318
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                       128,815,071      128,791,803
28. Total Pre Petition Liabilities                            204,700,135      142,301,121
29. Total Liabilities                                         204,700,135      142,301,121

EQUITY

30. Pre Petition Owners' Equity                                               (204,339,298)
31. Post Petition Cumulative Profit Or (Loss)
32. Direct Charges To Equity (Attach Explanation )(FOOTNOTE)                    62,399,014
33. Total Equity                                                              (141,940,284)
34. Total Liabilities and Equity                                                   360,837

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO GP, INC.                              SUPPLEMENT TO

CASE NUMBER:        401-40786-BJH-11                          ACCRUAL BASIS - 1


COMPARATIVE BALANCE SHEET

                                          SCHEDULED          MONTH
ASSETS                                      AMOUNT           JAN-02           MONTH          MONTH
------                                    ---------          ------           -----          -----

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                    0               0

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                         0               0

A.   Investment in Subsidiaries           360,837         360,837
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15             360,837         360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                          0

PRE PETITION LIABILITIES

A.   Interco.Payables (FOOTNOTE)          315,071         291,803
B.   10 3/8% Senior Sub. Notes        105,000,000     105,000,000
C.   Sr. Sub. Exchangeable Notes       23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                128,815,071     128,791,803

CASE NAME:         KEVCO GP, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:       401-40786-BJH-11

INCOME STATEMENT                          MONTH                              QUARTER
REVENUES                                 JAN-02      MONTH       MONTH        TOTAL
--------                                 ------      -----       -----       -------

1.   Gross Revenues                                                              0
2.   Less: Returns & Discounts                                                   0
3.   Net Revenue                            0                                    0

COST OF GOODS SOLD

4.   Material                                                                    0
5.   Direct Labor                                                                0
6.   Direct Overhead                                                             0
7.   Total Cost Of Goods Sold               0                                    0
8.   Gross Profit                           0                                    0

OPERATING EXPENSES

9.   Officer / Insider Compensation                                              0
10.  Selling & Marketing                                                         0
11.  General & Administrative                                                    0
12.  Rent & Lease                                                                0
13.  Other (Attach List)                                                         0
14.  Total Operating Expenses               0                                    0
15.  Income Before Non-Operating
     Income & Expense                       0                                    0

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                                             0
17.  Non-Operating Expense (Att List)                                            0
18.  Interest Expense                                                            0
19.  Depreciation / Depletion                                                    0
20.  Amortization                                                                0
21.  Other (Attach List)                                                         0
22.  Net Other Income & Expenses            0                                    0

REORGANIZATION EXPENSES

23.  Professional Fees                                                           0
24.  U.S. Trustee Fees                                                           0
25.  Other (Attach List)                                                         0
26.  Total Reorganization Expenses          0                                    0
27.  Income Tax                                                                  0
28.  Net Profit (Loss)                      0                                    0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:             KEVCO GP, INC.                          ACCRUAL BASIS - 3

CASE NUMBER:           401-40786-BJH-11

CASH RECEIPTS AND                             MONTH                              QUARTER
DISBURSEMENTS                                 JAN-02      MONTH      MONTH        TOTAL
-----------------                             ------      -----      -----       -------

1.    Cash - Beginning Of Month                  0                                   0

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                     0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                   0
4.    Post Petition                                                                  0
5.    Total Operating Receipts                   0                                   0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                 0
7.    Sale of Assets                                                                 0
8.    Other (Attach List)                                                            0
9.    Total Non-Operating Receipts               0                                   0
10.   Total Receipts                             0                                   0
11.   Total Cash Available                       0                                   0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                    0
13.   Payroll Taxes Paid                                                             0
14.   Sales, Use & Other Taxes Paid                                                  0
15.   Secured / Rental / Leases                                                      0
16.   Utilities                                                                      0
17.   Insurance                                                                      0
18.   Inventory Purchases                                                            0
19.   Vehicle Expenses                                                               0
20.   Travel                                                                         0
21.   Entertainment                                                                  0
22.   Repairs & Maintenance                                                          0
23.   Supplies                                                                       0
24.   Advertising                                                                    0
25.   Other (Attach List)                        0                                   0
26.   Total Operating Disbursements              0                                   0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                              0
28.   U.S. Trustee Fees                                                              0
29.   Other (Attach List)                        0                                   0
30.   Total Reorganization Expenses              0                                   0
31.   Total Disbursements                        0                                   0
32.   Net Cash Flow                              0                                   0
33.   Cash - End of Month                        0                                   0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO GP, INC.                             ACCRUAL BASIS - 4

CASE NUMBER:        401-40786-BJH-11

                                           SCHEDULED       MONTH
ACCOUNTS RECEIVABLE AGING                    AMOUNT       JAN-02        MONTH      MONTH
-------------------------                  ---------      ------        -----      -----

1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                    0            0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                    0            0

AGING OF POST PETITION                                         MONTH: January-02
TAXES AND PAYABLES                                                    ----------

                                 0 - 30      31 - 60      61 - 90     91 +
TAXES PAYABLE                     DAYS        DAYS          DAYS      DAYS      TOTAL
-------------                    ------      -------      -------     ----      -----

1.  Federal                                                                        0
2.  State                                                                          0
3.  Local                                                                          0
4.  Other (Attach List)              0            0            0        0          0
5.  Total Taxes Payable              0            0            0        0          0
6.  Accounts Payable                                                               0

                                                             MONTH: January-02
                                                                   ------------
STATUS OF POST PETITION TAXES

                            BEGINNING TAX    AMOUNT WITHHELD                    ENDING TAX
FEDERAL                       LIABILITY*      AND/OR ACCRUED    (AMOUNT PAID)    LIABILITY
-------                     -------------    ---------------    -------------   ----------

1.  Withholding **                                                                      0
2.  FICA - Employee **                                                                  0
3.  FICA - Employer **                                                                  0
4.  Unemployment                                                                        0
5.  Income                                                                              0
6.  Other (Attach List)              0                  0                 0             0
7.  Total Federal Taxes              0                  0                 0             0

STATE AND LOCAL

8.  Withholding                                                                         0
9.  Sales                                                                               0
10. Excise                                                                              0
11. Unemployment                                                                        0
12. Real Property                                                                       0
13. Personal Property                                                                   0
14. Other (Attach List)              0                  0                 0             0
15. Total State And Local            0                  0                 0             0
16. Total Taxes                      0                  0                 0             0

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

 ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO GP, INC.                             ACCRUAL BASIS - 5

CASE NUMBER:        401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
                                                            MONTH:  January-02
                                                                  -------------

BANK RECONCILIATIONS                        Account # 1   Account # 2
--------------------                        -----------   -----------

A.  BANK:                                                               Other Accounts
B.  ACCOUNT NUMBER:                                                     (Attach List)     TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                    0         0
2.  Add: Total Deposits Not Credited                                              0         0
3.  Subtract: Outstanding Checks                                                  0         0
4.  Other Reconciling Items                                                       0         0
5.  Month End Balance Per Books                      0             0              0         0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                      DATE           TYPE OF
BANK, ACCOUNT NAME & NUMBER       OF PURCHASE      INSTRUMENT       PURCHASE PRICE      CURRENT VALUE
---------------------------       -----------      ----------       --------------      -------------

7.

8.

9.

10. (Attach List)                                                             0                     0

11. Total Investments                                                         0                     0

CASH

12. Currency On Hand                                                                                0
13. Total Cash - End of Month                                                                       0

This form ___ does _x_ does not have related footnotes on Footnotes Supplement.

CASE NAME:            KEVCO GP, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:          401-40786-BJH-11                       MONTH:  January-02
                                                                   -------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                  TYPE OF       AMOUNT      TOTAL PAID
             NAME                 PAYMENT        PAID         TO DATE
             ----                 -------       ------      ----------

1.
2.
3.
4.
5.  (Attach List)                                   0               0
6.  Total Payments To Insiders                      0               0

                                  PROFESSIONALS

                                        DATE OF
                                      COURT ORDER                                                     TOTAL
                                      AUTHORIZING        AMOUNT        AMOUNT      TOTAL PAID       INCURRED
              NAME                      PAYMENT         APPROVED        PAID         TO DATE        & UNPAID*
              ----                    -----------       --------       ------      ----------       ---------

1.
2.
3.
4.
5.  (Attach List)                                            0             0               0               0
6.  Total Payments To Professionals                          0             0               0               0

         * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                SCHEDULED        AMOUNTS         TOTAL
                                 MONTHLY          PAID          UNPAID
                                PAYMENTS         DURING          POST
    NAME OF CREDITOR               DUE            MONTH        PETITION
    ----------------            --------         -------       --------

1.  Bank of America                                  0       13,509,318
2.
3.
4.
5.  (Attach List)                    0               0                0
6.  TOTAL                            0               0       13,509,318

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO GP, INC.                             ACCRUAL BASIS - 7

CASE NUMBER:        401-40786-BJH-11
                                                            MONTH: January-02
QUESTIONNAIRE                                                     -------------

                                                                                YES    NO
                                                                                ---    --

1.  Have any Assets been sold or transferred outside the normal course of
    business this reporting period?                                                    X

2.  Have any funds been disbursed from any account other than a debtor in
    possession account?                                                                X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from
    related parties?                                                                   X

4.  Have any payments been made on Pre Petition Liabilities this reporting
    period?                                                                            X

5.  Have any Post Petition Loans been received by the debtor from any party?           X

6.  Are any Post Petition Payroll Taxes past due?                                      X

7.  Are any Post Petition State or Federal Income Taxes past due?                      X

8.  Are any Post Petition Real Estate Taxes past due?                                  X

9.  Are any other Post Petition Taxes past due?                                        X

10. Are any amounts owed to Post Petition creditors delinquent?                        X

11. Have any Pre Petition Taxes been paid during the reporting period?                 X

12. Are any wage payments past due?                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                  YES    NO
                                                                                  ---    --

1.  Are Worker's Compensation, General Liability and other necessary insurance
    coverages in effect?                                                           X

2.  Are all premium payments paid current?                                         X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

  TYPE OF POLICY             CARRIER            PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
  --------------             -------            --------------        --------------------------
General Liability         Liberty Mutual        9/1/00-3/1/02            Semi-Annual $64,657


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:          KEVCO GP, INC.                          FOOTNOTES SUPPLEMENT

CASE NUMBER:        401-40786-BJH-11                            ACCRUAL BASIS

                                                            MONTH:   January-02
                                                                  -------------

ACCRUAL
BASIS
FORM
NUMBER      LINE NUMBER     FOOTNOTE / EXPLANATION
-------     -----------     ----------------------

  1              24         The direct charges to equity are due to the secured
  1              32         debt reductions pursuant to sales of Kevco
                            Manufacturing, L.P.'s operating divisions, the asset
                            sale of the South Region of Kevco Distribution as
                            well as direct cash payments. The secured debt owed
                            to Bank of America by Kevco, Inc. (Case No.
                            401-40783-BJH-11) has been guaranteed by all of its
                            co-debtors (See Footnote 1,27A); therefore, the
                            secured debt is reflected as a liability on all of
                            the Kevco entities. The charge to equity is simply
                            an adjustment to the balance sheet.

  1              27A        Intercompany payables are to co-debtors Kevco
                            Management Co. (Case No. 401-40788-BJH-11), Kevco
                            Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                            Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
                            Holding, Inc. (Case No. 401-40785-BJH-11), Kevco,
                            Inc. (Case No. 401-40783-BJH-11), DCM Delaware, Inc.
                            (Case No. 401-40787-BJH-11), and Kevco Components,
                            Inc. (Case No. 401-40790-BJH-11).